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                                                                    Exhibit 10.2

          THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR QUALIFIED UNDER APPLICABLE STATE SECURITIES LAWS. THIS NOTE MAY NOT BE SOLD OR OTHERWISE PLEDGED OR TRANSFERRED UNLESS A REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, IS IN EFFECT WITH RESPECT TO THE TRANSFER OF SUCH NOTE OR THE COMPANY HAS RECEIVED AN OPINION IN FORM AND SUBSTANCE SATISFACTORY TO THE COMPANY PROVIDING THAT AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, IS AVAILABLE.


                                 PROMISSORY NOTE

AMOUNT $2,152,000                                      ISSUE DATE:  MAY 29, 2009


1. PROMISE TO PAY. Smoky Market Foods, Inc., a Nevada corporation ("Maker") located at 804 Estates Dr., Suite 100, Aptos, CA 95003, for value received, hereby promises to pay to 70 LIMITED LLC ("Noteholder") on the Maturity Date (as defined below), at 3554 Wild Cherry Court, Las Vegas, NV, the sum of Two Million One Hundred Fifty-Two Thousand Dollars ($2,152,000), plus accrued but unpaid interest on the unpaid principal as set forth in the Promissory Note (this "Note").

2. ACCRUAL AND PAYMENT OF INTEREST. Interest shall accrue on the outstanding principal balance of the Note at the rate of 10% per annum (based upon a 365 day calendar year).

3. MATURITY DATE; TERM. Payment in full of the principal and interest accrued on this Note shall be due on the Maturity Date. The Maturity Date shall be the two-year anniversary of the Issue Date.

4. PREPAYMENT. Maker may prepay this Note in whole or in part at any time without penalty.

5. DEFAULT. If one or more of the following events (each, an "Event of Default") shall have occurred and be continuing:

                  (a) if Maker shall fail to pay any principal on this Note, or interest thereon, when due;

                   (b) if any bankruptcy or insolvency proceeding involving
                  Maker is commenced (whether voluntary or involuntary); provided, however, in the event that this subsection 5(b) is the only basis for an Event of Default, such Event of Default shall be deemed to have been cured if such proceeding was not initiated by or on behalf of the Maker and such proceeding is stayed, dismissed, bonded or vacated within sixty (60) days of such Maker's receipt of notice thereof; or

                  (b) if, as of September 30, 2009, Maker has not acquired from Smoky Systems, LLC all right, title and interest of Smoky Systems, LLC in the intellectual property currently licensed by Maker pursuant to the Amended and Restated Exclusive License Agreement dated December 2006 with Smoky Systems, LLC.

then, the Noteholder may at any time (unless all defaults shall theretofore have been remedied) at its option, declare the entire principal and interest of the Note then remaining unpaid to be due and payable immediately. Any forbearance, failure or delay by the Noteholder in exercising any right or remedy under this Note or otherwise available to the Noteholder shall not be deemed to be a waiver of such right or remedy, nor shall any single or partial exercise of any right or remedy preclude the further exercise of such right or remedy.


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6. MISCELLANEOUS.

         (a) ANY PROVISION OF THIS NOTE MAY BE AMENDED, WAIVED, MODIFIED, DISCHARGED OR TERMINATED SOLELY UPON THE WRITTEN CONSENT OF BOTH MAKER AND THE NOTEHOLDER.

         (b) This Note inures to the benefit of the Noteholder and binds Maker and its successors and assigns. This Note shall not be transferable or assignable, by operation of law or otherwise, by Maker or the Noteholder without the express written consent of the other and without compliance with applicable securities laws.

         (c) Maker hereby waives notice, demand, notice of nonpayment, presentment, protest and notice of dishonor.

         (d) Except as expressly set forth to the contrary in this Note, all notices, requests or consents provided for or permitted to be given under this Note must be in writing and delivered the respective address of Maker and the Noteholder set forth in the preamble hereof (or such other address as Maker or the Noteholder may designated by written notice) by hand delivery, mail (including express mail) or express courier.

         (e) All issues and questions concerning the construction, validity, enforcement and interpretation of this Note shall be governed by, and construed in accordance with, the laws of the State of Nevada without giving effect to any choice of law or conflict of law rules or provisions. The exclusive jurisdiction and venue for any dispute regarding this Note shall be state and federal court, located in the state and federal courts located in the State of Nevada, and all parties to this Note hereby submit to such jurisdiction and venue.

         IN WITNESS WHEREOF, Maker has executed this Promissory Note as of the date first above written.


SMOKY MARKET FOODS, INC.


     By:  /s/ Edward C. Feintech
          ----------------------------------------------------
          Edward C. Feintech, Chief Executive Officer




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